UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|11

Annual report

Putnam VT International Growth Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, stock markets ended 2011 essentially where they began.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/11)

Investment objective

Long-term capital appreciation

Net asset value December 31, 2011

Class IA: $13.89	Class IB: $13.85

Total return at net asset value
			MSCI EAFE Growth
(as of 12/31/11)	Class IA shares*	Class IB shares†	Index (ND)

1 year	–17.65%	–17.90%	–12.11%

5 years	–15.90	–16.99	–14.84
Annualized	–3.40	–3.66	–3.16

10 years	65.71	61.60	51.89
Annualized	5.18	4.92	4.27

Life	70.52	65.05	39.68
Annualized	3.62	3.40	2.25

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/11. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT International Growth Fund 1

Report from your fund’s manager

What challenged the fund’s performance during the year ended December 31, 2011?

It was a year of two markets. Early in the period, as signs of global economic recovery appeared, the fund generally did well. By mid year, however, those tailwinds had shifted to headwinds, as concerns over slow growth and renewed recession fears grasped the market. A number of our positions and strategies suffered as a result, and for the year as a whole, Putnam VT International Growth Fund’s class IA shares at net asset value produced disappointing results.

What factors dampened growth across the developed and developing markets?

Early in 2011, markets enjoyed strong performance as investors expected global economic recovery to progress relatively unimpeded. That situation changed, however, as sovereign debt problems worsened in Europe, and the United States saw weakening economic data. In addition, a slowdown in China began to take some of the steam out of market performance in emerging markets. While China’s growth has by no means disappeared, policymakers there are attempting to tame inflation, so the question on the minds of many is how growth and policy will play out in China in 2012. Of all these concerns, Europe’s sovereign debt crisis remains the largest component of market uncertainty. As a result, we took steps to ensure that the fund’s aggregate position in European equities was a significant underweight relative to the MSCI EAFE Growth Index. In addition, we used forward currency contracts during the period in order to hedge foreign exchange risk.

Which of the fund’s holdings detracted from performance?

A major detractor was Longtop Financial Technologies, an information-technology services provider to large banks in China. We eliminated this position before year-end. The stock of Pandora, a Danish maker of moderately priced jewelry, suffered in the wake of a lower-than-expected growth report and concerns that rising silver prices would squeeze profit margins. We also sold that stock during the period. After a strong first half, shares of Rio Tinto, a large global mining company from Australia, trended downward on renewed worries about slowing growth in China and the sovereign debt crises in Europe and the United States. In addition, our underweight in Roche Holding, a Swiss pharmaceuticals giant, detracted as the company’s stock price rose on solid sales revenues and successful productivity measures.

Where did the fund find more productive results?

Kia Motors, a South Korean automaker, was the year’s top contributor. We believed South Korea was one of the cheapest markets in the world and that investors were overlooking Kia’s earnings potential. By the spring of 2011, Kia stock hit our price target, so we sold the position and locked in profits. CyberAgent, Japan’s biggest Internet media, advertising, and online game company, was a strong contributor as well, outperforming on the strength of the company’s successful business strategy. When CyberAgent’s share price achieved our performance expectations, we liquidated the position and took profits. Shares of Anheuser-Busch InBev also performed well, as the world’s largest brewing company saw growing sales volumes and increasing net profitability.

What is your outlook for 2012?

We see reasons for optimism and reasons for concern in the global economy. On the positive side, we believe the monetary tightening measures that were of concern in the large emerging markets for most of 2011 have now run their course, and signs of easing are beginning to emerge in these markets. On the negative side, we remain concerned about the near-term sovereign debt problems in most developed countries and the long-term implications (limited growth) of high levels of overall debt in those same markets. We believe statistics will show that Europe is already in recession, and we expect overall global growth will be slow in 2012. That said, we think there are two areas that could show reasonable growth over the medium term. First, we believe corporate spending will rebound, given surprisingly strong corporate balance sheets and cash flows. Second, we expect strong consumption growth in some of the emerging economies, due to high savings and rising income levels for large portions of the population. With this in mind, we will continue to focus on finding companies we think will exhibit strong growth due to these trends, while continuing to pay close attention to our valuation metrics to help ensure we are not overpaying for this growth.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Jeffrey B. Sacknowitz joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT International Growth Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2011, to December 31, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/11		for the 6 months ended 12/31/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$5.68	$6.80	$6.41	$7.68

Ending value
(after expenses)	$789.20	$787.80	$1,018.85	$1,017.59

Annualized
expense ratio†	1.26%	1.51%	1.26%	1.51%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT International Growth Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT International Growth Fund (the “fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2012

4 Putnam VT International Growth Fund

The fund’s portfolio 12/31/11

COMMON STOCKS (97.3%)*	Shares	Value

Aerospace and defense (1.7%)
Embraer SA ADR (Brazil)	9,800	$247,156

European Aeronautic Defense and Space Co. NV (France)	13,674	425,415

MTU Aero Engines Holding AG (Germany)	4,927	315,252

		987,823
Airlines (1.0%)
AirAsia Bhd (Malaysia)	460,400	546,375

		546,375
Auto components (0.6%)
Apollo Tyres, Ltd. (India)	305,562	340,004

		340,004
Automobiles (2.7%)
Dongfeng Motor Group Co., Ltd. (China)	80,000	136,334

Fiat SpA (Italy) S	91,285	417,449

Nissan Motor Co., Ltd. (Japan)	62,300	559,177

Porsche Automobil Holding SE (Preference) (Germany)	7,227	386,755

		1,499,715
Beverages (2.7%)
Anheuser-Busch InBev NV (Belgium)	25,070	1,531,089

		1,531,089
Biotechnology (1.7%)
Biotest AG (Preference) (Germany)	5,796	298,237

Grifols SA ADR (Spain) †	122,538	677,635

		975,872
Building products (0.3%)
Compagnie de Saint-Gobain (France)	5,009	191,964

		191,964
Chemicals (3.0%)
BASF SE (Germany)	8,177	570,274

Lanxess AG (Germany)	5,788	299,459

Syngenta AG (Switzerland) †	2,053	604,234

Uralkali (Russia)	30,432	221,204

		1,695,171
Commercial banks (6.6%)
Australia & New Zealand Banking Group, Ltd. (Australia)	14,714	308,347

Banco Bradesco SA ADR (Brazil)	6,420	107,086

Barclays PLC (United Kingdom)	108,516	293,967

BNP Paribas SA (France)	7,418	290,400

China Construction Bank Corp. (China)	1,074,000	750,864

Itau Unibanco Holding SA ADR (Preference) (Brazil)	17,200	319,232

Mitsubishi UFJ Financial Group, Inc. (Japan)	36,900	156,538

Sberbank of Russia ADR (Russia) † S	50,137	493,270

Standard Chartered PLC (United Kingdom)	44,623	971,555

		3,691,259
Communications equipment (1.3%)
Nokia OYJ (Finland)	15,160	73,257

Qualcomm, Inc.	5,200	284,440

Telefonaktiebolaget LM Ericsson Class B (Sweden)	36,460	370,356

		728,053
Computers and peripherals (0.9%)
Lenovo Group, Ltd. (China)	526,000	349,552

SanDisk Corp. †	3,500	172,235

		521,787
Construction and engineering (0.4%)
Carillion PLC (United Kingdom)	49,900	232,136

		232,136
Construction materials (0.7%)
BBMG Corp. (China)	582,000	386,514

		386,514
Diversified financial services (1.8%)
ING Groep NV GDR (Netherlands) †	49,801	354,893

ORIX Corp. (Japan)	8,230	678,436

		1,033,329

COMMON STOCKS (97.3%)* cont.	Shares	Value

Diversified telecommunication services (0.9%)
Telenet Group Holding NV (Belgium) †	13,046	$497,056

		497,056
Electrical equipment (2.3%)
Mitsubishi Electric Corp. (Japan)	81,000	774,465

Schneider Electric SA (France)	10,154	530,656

		1,305,121
Electronic equipment, instruments, and components (1.6%)
Hitachi, Ltd. (Japan)	34,000	178,213

Hollysys Automation Technologies, Ltd. (China) † S	30,800	256,256

Hon Hai Precision Industry Co., Ltd. (Taiwan)	77,700	212,339

Unimicron Technology Corp. (Taiwan)	227,000	266,728

		913,536
Energy equipment and services (1.0%)
Technip SA (France)	5,944	555,544

		555,544
Food and staples retail (3.2%)
Lawson, Inc. (Japan)	8,400	524,202

Olam International, Ltd. (Singapore)	299,500	489,910

WM Morrison Supermarkets PLC (United Kingdom)	150,782	762,016

		1,776,128
Food products (4.0%)
Danone (France)	13,720	861,794

Kerry Group PLC Class A (Ireland)	23,997	878,368

Nestle SA (Switzerland)	5,105	293,092

Zhongpin, Inc. (China) †	22,600	192,552

		2,225,806
Gas utilities (0.9%)
Tokyo Gas Co., Ltd. (Japan)	116,000	533,058

		533,058
Health-care equipment and supplies (1.1%)
Biosensors International Group, Ltd. (Singapore) †	538,000	592,826

		592,826
Hotels, restaurants, and leisure (2.8%)
Arcos Dorados Holdings, Inc. Class A (Argentina)	10,421	213,943

Compass Group PLC (United Kingdom)	66,777	632,273

Ctrip.com International, Ltd. ADR (China) †	8,000	187,200

Galaxy Entertainment Group, Ltd. (Hong Kong) †	140,000	254,247

Genting Bhd (Malaysia)	39,100	135,455

TUI Travel PLC (United Kingdom)	51,861	133,092

		1,556,210
Household durables (0.5%)
Pace PLC (United Kingdom)	124,447	138,564

Skyworth Digital Holdings, Ltd. (China)	454,000	158,180

		296,744
Household products (0.6%)
Reckitt Benckiser Group PLC (United Kingdom)	7,269	358,204

		358,204
Independent power producers and energy traders (0.2%)
China WindPower Group, Ltd. (China) †	2,680,000	100,290

		100,290
Industrial conglomerates (2.5%)
Rheinmetall AG (Germany)	5,223	231,406

Siemens AG (Germany)	7,559	722,947

Tyco International, Ltd.	9,600	448,416

		1,402,769
Insurance (3.4%)
AIA Group, Ltd. (Hong Kong)	65,800	205,087

Ping An Insurance (Group) Co. of China, Ltd. (China)	71,500	472,850

Prudential PLC (United Kingdom)	76,035	749,210

Swiss Re AG (Switzerland) †	9,562	486,980

		1,914,127
Internet and catalog retail (1.4%)
Rakuten, Inc. (Japan)	735	790,464

		790,464

Putnam VT International Growth Fund 5

COMMON STOCKS (97.3%)* cont.	Shares	Value

Internet software and services (2.6%)
Baidu, Inc. ADR (China) †	5,500	$640,585

Telecity Group PLC (United Kingdom) †	37,608	376,684

Tencent Holdings, Ltd. (China)	21,400	430,955

		1,448,224
Machinery (2.3%)
Asahi Diamond Industrial Co., Ltd. (Japan)	22,200	267,702

Fiat Industrial SpA (Italy) †	74,128	631,571

Invensys PLC (United Kingdom)	39,359	128,337

Jain Irrigation Systems, Ltd. (India)	87,087	141,917

Metso Corp. OYJ (Finland)	3,690	135,978

		1,305,505
Media (4.1%)
British Sky Broadcasting Group PLC
(United Kingdom)	48,533	551,498

Kabel Deutschland Holding AG (Germany) †	6,143	310,867

Media Nusantara Citra Tbk PT (Indonesia)	4,515,000	652,168

Pearson PLC (United Kingdom)	14,916	279,341

WPP PLC (Ireland)	49,367	515,554

		2,309,428
Metals and mining (5.1%)
ArcelorMittal (France)	5,753	104,967

BHP Billiton, Ltd. (Australia)	3,103	109,532

First Quantum Minerals, Ltd. (Canada)	4,800	94,469

Fortescue Metals Group, Ltd. (Australia)	47,595	208,523

Rio Tinto, Ltd. (Australia)	25,911	1,603,733

Xstrata PLC (United Kingdom)	26,989	406,424

Zijin Mining Group Co., Ltd. (China)	888,000	334,973

		2,862,621
Multiline retail (0.6%)
PPR SA (France)	2,180	311,769

		311,769
Multi-utilities (0.7%)
Centrica PLC (United Kingdom)	89,008	399,477

		399,477
Oil, gas, and consumable fuels (7.9%)
BG Group PLC (United Kingdom)	55,691	1,187,740

Canadian Natural Resources, Ltd. (Canada)	19,500	730,233

Gazprom OAO ADR (Russia)	47,700	509,484

Inpex Corp. (Japan)	101	635,147

Origin Energy, Ltd. (Australia)	8,200	111,438

Royal Dutch Shell PLC Class A (United Kingdom)	15,179	558,020

Tullow Oil PLC (United Kingdom)	33,022	717,791

		4,449,853
Pharmaceuticals (6.3%)
Astellas Pharma, Inc. (Japan)	21,000	853,269

Bayer AG (Germany)	1,878	120,066

Mitsubishi Tanabe Pharma (Japan)	51,500	814,440

Roche Holding AG (Switzerland)	2,198	371,720

Sanofi (France)	8,333	609,734

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	19,538	788,554

		3,557,783
Real estate management and development (0.6%)
LSR Group OJSC GDR (Russia)	39,272	132,370

Mitsui Fudosan Co., Ltd. (Japan)	14,000	203,751

		336,121
Road and rail (0.7%)
Hitachi Transport System, Ltd. (Japan)	11,400	195,647

Localiza Rent a Car SA (Brazil)	13,200	181,166

		376,813
Semiconductors and semiconductor equipment (2.9%)
Advanced Micro Devices, Inc. †	32,500	175,500

First Solar, Inc. † S	6,457	217,988

COMMON STOCKS (97.3%)* cont.		Shares	Value

Semiconductors and semiconductor equipment cont.
Novellus Systems, Inc. † S		4,788	$197,697

Samsung Electronics Co., Ltd. (South Korea)		625	574,079

Spreadtrum Communications, Inc. ADR (China)		5,900	123,192

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)		70,000	175,055

Ultratech, Inc. †		7,200	176,904

			1,640,415
Software (1.8%)
Konami Corp. (Japan)		18,700	559,360

SAP AG (Germany)		8,585	453,917

			1,013,277
Specialty retail (1.6%)
Cia Hering (Brazil)		19,200	334,128

GOME Electrical Appliances Holdings, Ltd. (China)		608,000	141,340

Kingfisher PLC (United Kingdom)		113,259	440,322

			915,790
Textiles, apparel, and luxury goods (1.5%)
Christian Dior SA (France)		5,909	698,407

Stella International Holdings, Ltd. (Hong Kong)		74,000	160,766

			859,173
Thrifts and mortgage finance (0.3%)
LIC Housing Finance, Ltd. (India)		39,137	162,839

			162,839
Tobacco (3.8%)
British American Tobacco (BAT) PLC (United Kingdom)		26,901	1,275,526

Imperial Tobacco Group PLC (United Kingdom)		5,834	220,524

Japan Tobacco, Inc. (Japan)		136	639,246

			2,135,296
Trading companies and distributors (1.0%)
Mitsui & Co., Ltd. (Japan)		35,300	547,967

			547,967
Wireless telecommunication services (1.7%)
NTT DoCoMo, Inc. (Japan)		245	450,135

Vodafone Group PLC (United Kingdom)		176,939	491,241

			941,376
Total common stocks (cost $56,014,849)			$54,752,701

INVESTMENT COMPANIES (0.7%)*		Shares	Value

Market Vectors Gold Miners ETF		7,294	$375,130

Total investment companies (cost $449,391)			$375,130

CONVERTIBLE BONDS AND NOTES (0.5%)*	Principal amount		Value

TUI Travel PLC cv. sr. unsec. unsub.
bonds 6s, 2014 (United Kingdom)	GBP	200,000	$270,232

Total convertible bonds and notes (cost $268,530)			$270,232

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount		Value

U.S. Treasury Notes 1.000% 3/31/12 [i]		$120,000	$120,581

Total U.S. treasury obligations (cost $120,581)			$120,581

SHORT-TERM INVESTMENTS (4.4%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.14% [d]		1,324,899	$1,324,899

Putnam Money Market Liquidity Fund 0.05% [e]		527,854	527,854

SSgA Prime Money Market Fund 0.08% P		40,000	40,000

U.S. Treasury Bills with an effective yield
of 0.085%, October 18, 2012		$68,000	67,954

U.S. Treasury Bills with effective yields ranging
from 0.087% to 0.096%, August 23, 2012 ##		362,000	361,836

U.S. Treasury Bills with effective yields ranging
from 0.072% to 0.072%, July 26, 2012 ##		170,000	169,946

Total short-term investments (cost $2,492,420)			$2,492,489

Total investments (cost $59,345,771)			$58,011,133

6 Putnam VT International Growth Fund

Key to holding’s currency abbreviations

GBP	British Pound

Key to holding’s abbreviations

ADR	American Depository Receipts
ETF	Exchange Traded Fund
GDR	Global Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through December 31, 2011.

* Percentages indicated are based on net assets of $56,244,584.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $608,661 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	20.5%	Canada	1.5%

Japan	16.6	Israel	1.4

China	8.2	Malaysia	1.2

France	8.1	Spain	1.2

Germany	6.6	Taiwan	1.2

United States	5.6	Indonesia	1.2

Australia	4.1	India	1.1

Belgium	3.6	Hong Kong	1.1

Switzerland	3.1	South Korea	1.0

Ireland	2.5	Sweden	0.7

Russia	2.4	Netherlands	0.6

Brazil	2.1	Other	0.6

Singapore	1.9	Total	100.0%

Italy	1.9

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $87,570,342)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	1/18/12	$2,248,630	$2,243,464	$(5,166)

	British Pound	Buy	1/18/12	379,197	383,773	(4,576)

	Canadian Dollar	Sell	1/18/12	262,783	262,874	91

	Euro	Buy	1/18/12	5,633,834	5,874,051	(240,217)

	Norwegian Krone	Sell	1/18/12	206,200	213,056	6,856

	Swedish Krona	Buy	1/18/12	1,164,045	1,186,710	(22,665)

	Swiss Franc	Buy	1/18/12	738,383	757,702	(19,319)

Barclays Bank PLC

	Australian Dollar	Buy	1/18/12	141,433	141,075	358

	British Pound	Sell	1/18/12	1,912,134	1,935,478	23,344

	Canadian Dollar	Buy	1/18/12	652,246	652,518	(272)

	Euro	Sell	1/18/12	755,648	787,575	31,927

	Hong Kong Dollar	Sell	1/18/12	234,035	234,007	(28)

	Japanese Yen	Sell	1/18/12	39,882	39,541	(341)

	Norwegian Krone	Buy	1/18/12	11,582	11,931	(349)

	Swedish Krona	Buy	1/18/12	132,354	134,552	(2,198)

	Swiss Franc	Sell	1/18/12	742,323	761,708	19,385

Citibank, N.A.

	Australian Dollar	Buy	1/18/12	242,019	241,432	587

	British Pound	Buy	1/18/12	1,502,347	1,520,600	(18,253)

	Canadian Dollar	Sell	1/18/12	791,193	791,989	796

	Danish Krone	Buy	1/18/12	1,041,631	1,082,861	(41,230)

	Euro	Sell	1/18/12	1,863,491	1,941,651	78,160

	Hong Kong Dollar	Sell	1/18/12	445,023	444,962	(61)

	Norwegian Krone	Sell	1/18/12	242,266	249,615	7,349

Putnam VT International Growth Fund 7

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $87,570,342) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Singapore Dollar	Sell	1/18/12	$143,628	$141,348	$(2,280)

	Swedish Krona	Sell	1/18/12	169,787	172,631	2,844

	Swiss Franc	Buy	1/18/12	95,626	98,164	(2,538)

Credit Suisse AG

	Australian Dollar	Buy	1/18/12	241,712	243,959	(2,247)

	British Pound	Sell	1/18/12	1,515,391	1,533,783	18,392

	Canadian Dollar	Sell	1/18/12	983,717	984,213	496

	Euro	Sell	1/18/12	2,088,969	2,177,393	88,424

	Japanese Yen	Buy	1/18/12	2,735,202	2,711,680	23,522

	Norwegian Krone	Buy	1/18/12	437,804	451,188	(13,384)

	Swedish Krona	Buy	1/18/12	135,156	137,394	(2,238)

	Swiss Franc	Sell	1/18/12	624,654	644,839	20,185

Deutsche Bank AG

	Australian Dollar	Buy	1/18/12	176,255	175,534	721

	Canadian Dollar	Buy	1/18/12	582,380	582,605	(225)

	Euro	Buy	1/18/12	1,303,033	1,357,837	(54,804)

	Swedish Krona	Buy	1/18/12	396,655	403,411	(6,756)

	Swiss Franc	Buy	1/18/12	308,174	315,261	(7,087)

Goldman Sachs International

	Australian Dollar	Sell	1/18/12	54,633	54,504	(129)

	British Pound	Buy	1/18/12	435,409	440,691	(5,282)

	Euro	Sell	1/18/12	4,487,678	4,690,478	202,800

	Japanese Yen	Sell	1/18/12	1,726,756	1,712,728	(14,028)

	Norwegian Krone	Buy	1/18/12	275,507	283,549	(8,042)

	Swedish Krona	Buy	1/18/12	167,246	170,081	(2,835)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/12	1,798,598	1,792,651	5,947

	British Pound	Buy	1/18/12	1,611,976	1,631,540	(19,564)

	Euro	Buy	1/18/12	1,053,221	1,098,221	(45,000)

	Hong Kong Dollar	Sell	1/18/12	173,531	173,519	(12)

	Norwegian Krone	Buy	1/18/12	578,039	595,793	(17,754)

	Swiss Franc	Sell	1/18/12	124,377	127,494	3,117

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	1/18/12	1,978,325	1,973,837	4,488

	British Pound	Buy	1/18/12	2,724,256	2,761,461	(37,205)

	Canadian Dollar	Sell	1/18/12	442,746	443,296	550

	Euro	Sell	1/18/12	4,305,691	4,487,382	181,691

	Hong Kong Dollar	Sell	1/18/12	877,594	877,712	118

	Japanese Yen	Buy	1/18/12	1,485,528	1,472,715	12,813

	Norwegian Krone	Buy	1/18/12	727,634	749,712	(22,078)

	Singapore Dollar	Sell	1/18/12	10,947	11,093	146

	Swedish Krona	Sell	1/18/12	139,440	141,794	2,354

	Swiss Franc	Buy	1/18/12	2,238,895	2,298,116	(59,221)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	1/18/12	342,400	342,194	(206)

	British Pound	Sell	1/18/12	580,131	585,157	5,026

	Canadian Dollar	Buy	1/18/12	108,626	108,662	(36)

	Euro	Sell	1/18/12	1,929,892	2,011,359	81,467

	Japanese Yen	Sell	1/18/12	1,937,843	1,920,898	(16,945)

	Swedish Krona	Buy	1/18/12	45,522	46,322	(800)

	Swiss Franc	Sell	1/18/12	285,173	292,828	7,655

8 Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $87,570,342) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/12	$1,435,978	$1,429,712	$6,266

	Canadian Dollar	Buy	1/18/12	1,503,002	1,502,978	24

	Euro	Buy	1/18/12	545,961	568,882	(22,921)

	Norwegian Krone	Sell	1/18/12	409,192	421,542	12,350

	Swedish Krona	Buy	1/18/12	21,621	21,961	(340)

UBS AG

	Australian Dollar	Sell	1/18/12	1,064,474	1,061,138	(3,336)

	British Pound	Sell	1/18/12	3,339,170	3,379,784	40,614

	Canadian Dollar	Sell	1/18/12	563,148	563,603	455

	Euro	Buy	1/18/12	3,085,109	3,215,055	(129,946)

	Israeli Shekel	Sell	1/18/12	428,263	435,219	6,956

	Norwegian Krone	Sell	1/18/12	673,669	693,799	20,130

	Swedish Krona	Sell	1/18/12	78,556	79,874	1,318

	Swiss Franc	Buy	1/18/12	1,028,986	1,055,339	(26,353)

Westpac Banking Corp.

	Australian Dollar	Sell	1/18/12	2,069,005	2,060,057	(8,948)

	British Pound	Sell	1/18/12	49,845	50,446	601

	Canadian Dollar	Sell	1/18/12	394,664	395,267	603

	Euro	Buy	1/18/12	3,164,453	3,297,522	(133,069)

	Japanese Yen	Sell	1/18/12	18,162	18,012	(150)

Total						$(99,508)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$735,271	$8,144,026	$—

Consumer staples	192,552	7,833,971	—

Energy	1,239,717	3,765,680	—

Financials	426,318	6,711,357	—

Health care	1,466,189	3,660,292	—

Industrials	876,738	6,019,735	—

Information technology	2,244,797	4,020,495	—

Materials	315,673	4,628,633	—

Telecommunication services	—	1,438,432	—

Utilities	—	1,032,825	—

Total common stocks	7,497,255	47,255,446	—

Convertible bonds and notes	—	270,232	—

Investment companies	375,130	—	—

U.S. Treasury Obligations	—	120,581	—

Short-term investments	567,854	1,924,635	—

Totals by level	$8,440,239	$49,570,894	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(99,508)	$—

Totals by level	$—	$(99,508)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 9

Statement of assets and liabilities
12/31/11

Assets

Investment in securities, at value, including $1,283,004 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $57,493,018)	$56,158,380

Affiliated issuers (identified cost $1,852,753) (Notes 1 and 6)	1,852,753

Cash	13,918

Foreign currency (cost $2,285) (Note 1)	2,273

Dividends, interest and other receivables	103,504

Receivable for shares of the fund sold	495

Unrealized appreciation on forward currency contracts (Note 1)	920,926

Total assets	59,052,249

Liabilities

Payable for investments purchased	68,982

Payable for shares of the fund repurchased	43,084

Payable for compensation of Manager (Note 2)	36,078

Payable for investor servicing fees (Note 2)	785

Payable for custodian fees (Note 2)	20,855

Payable for Trustee compensation and expenses (Note 2)	68,300

Payable for administrative services (Note 2)	148

Payable for distribution fees (Note 2)	3,745

Unrealized depreciation on forward currency contracts (Note 1)	1,020,434

Collateral on certain derivative contracts, at value (Note 1)	160,581

Collateral on securities loaned, at value (Note 1)	1,324,899

Other accrued expenses	59,774

Total liabilities	2,807,665

Net assets	$56,244,584

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$106,244,904

Undistributed net investment income (Note 1)	915,391

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(49,479,788)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,435,923)

Total — Representing net assets applicable to capital shares outstanding	$56,244,584

Computation of net asset value Class IA

Net assets	$38,885,311

Number of shares outstanding	2,800,009

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.89

Computation of net asset value Class IB

Net assets	$17,359,273

Number of shares outstanding	1,253,194

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.85

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Growth Fund

Statement of operations
Year ended 12/31/11

Investment income

Dividends (net of foreign tax of $131,365)	$1,584,235

Interest (including interest income of $442 from investments in affiliated issuers) (Note 6)	3,677

Securities lending (Note 1)	84,273

Total investment income	1,672,185

Expenses

Compensation of Manager (Note 2)	660,918

Investor servicing fees (Note 2)	72,072

Custodian fees (Note 2)	52,672

Trustee compensation and expenses (Note 2)	5,510

Administrative services (Note 2)	2,125

Distribution fees — Class IB (Note 2)	55,402

Auditing	59,177

Other	34,073

Fees waived and reimbursed by Manager (Note 2)	(11,269)

Total expenses	930,680

Expense reduction (Note 2)	(15,222)

Net expenses	915,458

Net investment income	756,727

Net realized gain on investments (Notes 1 and 3)	427,814

Net realized gain on swap contracts (Note 1)	32,445

Net realized gain on foreign currency transactions (Note 1)	889,414

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(812,043)

Net unrealized depreciation of investments and swap contracts during the year	(13,890,382)

Net loss on investments	(13,352,752)

Net decrease in net assets resulting from operations	$(12,596,025)

Statement of changes in net assets

	Year ended	Year ended
	12/31/11	12/31/10

Decrease in net assets

Operations:

Net investment income	$756,727	$586,615

Net realized gain on investments and foreign currency transactions	1,349,673	7,343,037

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(14,702,425)	448,596

Net increase (decrease) in net assets resulting from operations	(12,596,025)	8,378,248

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,315,933)	(1,686,506)

Class IB	(538,418)	(736,639)

Increase in capital from settlement payments (Note 7)	6,061	—

Decrease from capital share transactions (Note 4)	(8,596,697)	(11,823,395)

Total decrease in net assets	(23,041,012)	(5,868,292)

Net assets:

Beginning of year	79,285,596	85,153,888

End of year (including undistributed net investment income of $915,391 and $1,101,299, respectively)	$56,244,584	$79,285,596

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 11

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)

Class IA

12/31/11	$17.28	.19	(3.15)	(2.96)	(.43)	(.43)	—[f]	$13.89	(17.65)	$38,885	1.24	1.14	112

12/31/10	15.84	.13	1.80	1.93	(.49)	(.49)	—	17.28	12.48	54,528	1.23	.84	148

12/31/09	11.67	.19	4.19	4.38	(.23)	(.23)	.02[g]	15.84	38.76	56,806	1.14	1.50	185

12/31/08	20.59	.37	(9.05)	(8.68)	(.31)	(.31)	.07[h,i]	11.67	(42.36)	48,582	1.10	2.25	135

12/31/07	18.34	.21	2.25	2.46	(.21)	(.21)	—	20.59	13.52	119,992	1.11	1.06	107

Class IB

12/31/11	$17.24	.15	(3.15)	(3.00)	(.39)	(.39)	—[f]	$13.85	(17.90)	$17,359	1.49	.90	112

12/31/10	15.80	.09	1.79	1.88	(.44)	(.44)	—	17.24	12.20	24,757	1.48	.61	148

12/31/09	11.62	.13	4.21	4.34	(.18)	(.18)	.02[g]	15.80	38.36	28,347	1.39	1.08	185

12/31/08	20.48	.33	(9.01)	(8.68)	(.25)	(.25)	.07[h,i]	11.62	(42.48)	71,579	1.35	2.00	135

12/31/07	18.25	.16	2.24	2.40	(.17)	(.17)	—	20.48	13.21	166,222	1.36	.82	107

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/11	0.02%

12/31/10	0.01

12/31/09	0.16

12/31/08	0.08

12/31/07	0.06

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to $0.02 per share outstanding as of August 17, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to $0.06 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

i Reflects a non-recurring reimbursement from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share based on weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Growth Fund

Notes to financial statements 12/31/11

Note 1 — Significant accounting policies

Putnam VT International Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks of companies of any size in established and emerging markets outside the United States, with a focus on growth stocks.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject

Putnam VT International Growth Fund 13

to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $100,000 on total return swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $349,692 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debtsecurities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $662,159 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $304,859.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,283,004 and the fund received cash collateral of $1,324,899.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2011, the fund had a short-term capital loss carryover of $49,170,566 available to the extent allowed by the Code to offset future net

14 Putnam VT International Growth Fund

capital gain, if any. This capital loss carryover will expire on December 31, 2016. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $911,716 to increase undistributed net investment income and $6,070 to decrease paid-in-capital, with a increase to accumulated net realized losses of $905,646.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,365,755
Unrealized depreciation	(6,009,615)

Net unrealized depreciation	(1,643,860)
Undistributed ordinary income	859,227
Capital loss carryforward	(49,170,566)

Cost for federal income tax purposes	$59,654,993

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.3% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $11,269 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $38 under the expense offset arrangements and by $15,184 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $43, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $78,878,830 and $87,795,526, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Putnam VT International Growth Fund 15

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/11		Year ended 12/31/10		Year ended 12/31/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	176,868	$2,829,217	164,238	$2,551,012	90,955	$1,494,845	49,606	$776,387

Shares issued in connection with
reinvestment of distributions	75,068	1,315,933	107,971	1,686,506	30,732	538,418	47,190	736,639

	251,936	4,145,150	272,209	4,237,518	121,687	2,033,263	96,796	1,513,026

Shares repurchased	(607,573)	(9,848,107)	(702,105)	(10,627,620)	(304,877)	(4,927,003)	(454,449)	(6,946,319)

Net decrease	(355,637)	$(5,702,957)	(429,896)	$(6,390,102)	(183,190)	$(2,893,740)	(357,653)	$(5,433,293)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$920,926	Payables	$1,020,434

Total		$920,926		$1,020,434

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$906,852	$—	$906,852

Equity contracts	—	32,445	$32,445

Total	$906,852	$32,445	$939,297

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments\

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$(798,726)	$—	$(798,726)

Equity contracts	—	(2,311)	(2,311)

Total	$(798,726)	$(2,311)	$(801,037)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $442 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $21,230,027 and $20,702,173, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $4,728 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,333 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the fund’s financial statements.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

16 Putnam VT International Growth Fund

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were
$1,713,597 or $0.42 per share (for all classes of shares). Taxes paid to foreign countries were $133,611 or $0.03 per share (for all classes of shares).

Putnam VT International Growth Fund 17

About the Trustees

	Name Year of birth Position held	Principal occupations during past five years	Other directorships
Independent Trustees			
	**Ravi Akhoury** Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company
	**Barbara M. Baumann** Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Denver.	SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer
	**Jameson A. Baxter** Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None
	**Charles B. Curtis** Born 1940 Trustee since 2001	Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.	Edison International; Southern California Edison
	**Robert J. Darretta** Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company
	**John A. Hill** Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company
	**Paul L. Joskow** Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services
	**Elizabeth T. Kennan** Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system
	**Kenneth R. Leibler** Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Northeast Utilities, which operates New England's largest energy delivery system
	**Robert E. Patterson** Born 1945 Trustee since 1984	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.	None

18 Putnam VT International Growth Fund

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President
Compliance Liaison	Since 2004
Since 2004	Director of Trustee Relations, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Chief of Operations, Putnam Investments and Putnam Management	Since 1993

Janet C. Smith (Born 1965)	Michael Higgins (Born 1976)
Vice President, Assistant Treasurer and Principal Accounting Officer	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2007	Since 2010
Director of Fund Administration Services, Putnam Investments and	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Chief Compliance Officer, Putnam Investments, Putnam Management,	Since 2000
and Putnam Retail Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services, Putnam Management
Director of Operational Compliance, Putnam Investments and Putnam
Retail Management

Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer
Since 2011
General Counsel, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT International Growth Fund 19

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20 Putnam VT International Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT International Growth Fund 21

This report has been prepared for the shareholders		H514
of Putnam VT International Growth Fund.	272243	2/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2011	$46,085	$--	$10,758	$ —
December 31, 2010	$40,894	$--	$8,092	$53*

*	Includes fees of $53 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended December 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2011and December 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $138,140 and $286,364 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2011	$ —	$107,505	$ —	$ —

December 31, 2010	$ —	$227,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012